UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
Date of Report (Date of Earliest Event Reported): March 5, 2008
of
ARRIS GROUP, INC.
A Delaware Corporation
IRS Employer Identification No. 58-2588724
Commission File Number 000-31254
3871 Lakefield Drive
Suwanee, Georgia 30024
(678) 473-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
     In connection with a presentation to be made at the ARRIS Analyst and Investor Meeting held on March 5, 2008, the Company intends to provide certain information relating to future operational goals. A copy of the presentation slide setting forth such information is furnished with this Current report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

99.1	Slide to be used in presentation at the ARRIS Analyst and Investor Meeting

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.
By:	/s/ Lawrence A. Margolis
Lawrence A. Margolis
Executive Vice President of Strategic Planning, Administration and Chief Counsel and Secretary

Dated: March 5, 2008

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Slide to be used in presentation at the ARRIS Analyst and Investor Meeting